UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4163

T. Rowe Price Tax-Free High Yield Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2010

Item 1: Report to Shareholders

Tax-Free High Yield Fund	February 28, 2010

The views and opinions in this report were current as of February 28, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free bonds produced excellent returns in the 12-month period ended February 28, 2010. Longer-term and lower-quality munis fared much better than shorter-term and higher-quality securities. The credit markets began to work normally again, and reduced risk aversion, low money market yields, and signs of an economic recovery prompted investors to seek higher-yielding alternatives. Fears of higher future tax rates also contributed to steady investor demand for municipal securities. The T. Rowe Price Tax-Free Funds posted strong returns in our reporting periods, and the funds’ long-term performance relative to their benchmarks remained favorable.

MARKET ENVIRONMENT

The longest and deepest U.S. recession since the Great Depression seems to be over. The economy, which shrank at an annualized rate of more than 5% in the fourth quarter of 2008 and in the first quarter of 2009, started to expand in the third quarter. Gross domestic product grew at a brisk 5.9% annualized rate in the last three months of 2009. Other encouraging signs include a decrease in the national unemployment rate to 9.7% at the end of our reporting period, down from the 10.1% peak reached in October 2009; stabilizing residential real estate markets in some cities; and the significant rebound in equities over the last 12 months. We expect economic growth to moderate in 2010 as a stimulus-aided rebound transitions into a self-sustaining recovery with improvements in job growth, the housing market, business fixed investment, and consumer spending.

Although the economy is growing again and Treasury issuance is at record levels, Treasury yields have remained extremely low over the last 12 months. Benign inflation and economic weakness have allowed the Fed to keep the fed funds target rate in an all-time low range of 0.00% to 0.25% since the end of 2008. Short-term municipal yields gradually declined over the last year, but long-term yields bounced off historic lows in the autumn of 2009 as issuance picked up and municipal valuations approached historically rich levels versus Treasuries.

Despite their remarkable rebound over the last year, tax-free securities remain an attractive alternative to taxable bonds, particularly for investors in the highest tax brackets. For example, as of February 28, 2010, the 4.16% yield offered by a 30-year tax-free municipal bond rated AAA was about 91% of the 4.56% pretax yield available on a 30-year Treasury. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding about 5.78% in order to receive the same after-tax income in this example. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.28, or 0.72.)

MUNICIPAL MARKET NEWS

New municipal supply in 2009 totaled about $409 billion according to The Bond Buyer, slightly more than the $390 billion issued in 2008 but lower than the record $427 billion in 2007. Tax-exempt supply in 2009 was lower than it could have been, due in part to the Build America Bond program, which shifted about $64 billion of last year’s total municipal issuance to the taxable market and helped alleviate the supply/demand imbalance that stressed the tax-free market in 2008. With some highly indebted states unwilling to borrow at high interest rates and with the possible expansion of the Build America Bond program, we believe aggregate new tax-exempt issuance in 2010 could be somewhat lower than in 2009.

Demand from retail investors for municipal securities was very strong throughout 2009, and full-year investor cash flows into municipal bond funds totaled about 2.5 times the previous annual record level in 1993. In the aftermath of 2008’s financial market turbulence, investors seeking more exposure to fixed income securities have embraced munis because of attractive after-tax yields and valuations relative to Treasuries and also because of their low-risk profile relative to higher-yielding fixed income alternatives. Concerns about higher federal, state, and local taxes have also fueled interest in tax-free securities.

Many states continue to face fiscal difficulties and have been forced to take drastic actions to close budget deficits. California’s challenges show no signs of abating. Although state officials reached a budget agreement last July that includes spending cuts and borrowing from local governments, revenues collected by the state continue to decline, and a new $20 billion budget gap over the next 18 months must be addressed. Ultimately, there needs to be more willingness to adjust taxes, fees, and spending to match the difficult economic realities facing the state. Considering that the state’s recovery will probably lag a national economic recovery, we continue to underweight California securities in our broad municipal portfolios. At some point, investors may decide that California bonds—whose taxable yield spreads relative to Treasuries are currently wider than the spreads of Brazilian, Turkish, and Mexican government bonds—offer an attractive risk/return trade-off.

Most municipal sectors produced moderate gains in the last six months. Top performers included higher-yielding life-care and industrial revenue and pollution control revenue bonds, while prerefunded and escrowed-to-maturity (ETM) bonds, which are backed by U.S. Treasuries, underperformed. For the 12-month period, tobacco bonds far outpaced other sectors, but fundamentals for this sector are poor, and longer-term consumption trends do not appear to be especially positive. Life-care and industrial revenue and pollution control revenue bonds also did very well. Hospital revenue bonds outperformed many other sectors. We are generally cautious on this higher-yielding sector—in part because health care reforms are likely to lead to tighter reimbursement policies—but we believe there are attractive investment opportunities with reasonable credit risks. Prerefunded and ETM bonds lagged significantly, as investors favored higher-yielding and higher-risk investments throughout our fiscal year.

PORTFOLIO STRATEGY

TAX-EXEMPT MONEY FUND
The fund returned 0.00% and 0.09%, respectively, during the past 6- and 12-month periods ended February 28, 2010. Fund performance was slightly below the Lipper average in both periods. Beginning in May 2010, a series of rule changes will go into effect that will have an impact on the way taxable and tax-exempt money market funds operate. The rule changes are part of an ongoing review by the Securities and Exchange Commission of the money market fund industry. Overall, the reforms are designed to make money market funds more resilient to certain short-term market risks and to provide greater protections for investors in these funds. The rules will seek to improve portfolio quality and liquidity, will have the effect of shortening portfolio maturity, and will create additional reporting requirements. T. Rowe Price has been anticipating these changes for some time now and does not expect a significant impact on the operation of T. Rowe Price money market funds. We will keep you updated as these changes take place.

The persistence of the Federal Reserve’s zero interest rate policy has successfully driven short-term borrowing costs to extreme lows. Such low borrowing costs will no doubt foster future economic recovery. Unfortunately, lenders—such as money market funds—have seen their interest income drop to nominal levels.

Across the various money market sectors, rates are historically low. For example, 90-day Treasury bills yielded 0.11%, 90-day Agency discount notes yielded 0.14%, and 90-day Libor rates yielded 0.25%. Thus it is not surprising that municipal money market yields have compressed to similar levels. Seven-day national municipal issues ended the period with an annual yield of 0.19%, 90-day municipal commercial paper yielded 0.25%, while one-year municipal notes yielded 0.28%.

Our management of the fund has not changed despite the extreme environment we operate in. Our primary focus for shareholders remains stability of principal and liquidity, while providing a level of income commensurate with those twin goals. While the temptation to stretch for yield might be understandable, we believe that taking actions to boost income, such as dipping down in credit quality or buying less-liquid, higher-yielding securities, are practices that the most recent financial crisis has shown to be fraught with risk, and we deem them inappropriate for a money fund.

Credit quality remains a significant driver of investment decisions. The ongoing recession has taken a significant toll on state and local governments and other municipal issuers. We, therefore, continue to focus on the highest-quality issuers that can demonstrate their ability to meet near-term debt obligations. About 33% of the issues in our portfolio are backed by bank liquidity facilities or letters of credit. Our portfolio credit quality remains very high.

The Federal Reserve has indicated that it believes many of the emergency measures it enacted during the financial crisis can now be allowed to lapse. Subsequent steps by the Fed will include slowly drawing down the significant liquidity it is providing to the banking system in preparation for raising its target interest rates. The timing and pace of such actions by the Fed will depend heavily on the strength and sustainability of an emerging economic recovery. Until the Fed begins to act, money market rates will remain in their current range.

TAX-FREE SHORT-INTERMEDIATE FUND
The fund returned 2.82% over the six months ended February 28, 2010, the same as the Lipper Short-Intermediate Municipal Debt Funds Average, which measures the performance of competing funds. During the fund’s fiscal year, it returned 6.09% compared with 6.32% for the Lipper average. The fund’s net asset value per share was $5.59 at the end of February, up from $5.51 at the end of August. Dividends per share contributed $0.07 to the fund’s total return during the six-month period.

During the past six months, we continued to invest in various revenue sectors, including health care, industrial revenue, and pollution control revenue bonds, where the yield premiums offered attractive opportunities to capture income. As a result, our exposure to revenue bonds overall rose three percentage points, from 65% at the end of August 2009 to 68% at the end of the fund’s fiscal year. We considerably underweighted state general obligation bonds relative to the Barclays benchmark index (4% versus 18% for the index), as well as prerefunded bonds (7% compared with 31% for the index).

We favored revenue bonds of issuers with strong management teams and predictable income streams, while we remain leery of many general obligation credits because of ongoing budget deficits, which are likely to continue throughout the year. In the past, we have typically increased our exposure to state general obligation securities as the economy emerged from a recession. This time, however, we are uncertain about the ability of an improving economy to lift states out of their financial predicaments. This situation could change as the economy strengthens, but at the moment we prefer to take a more cautious approach about our exposure to the sector.

We utilized a “barbell” allocation to bonds with various maturities during the period. That is, we were overweight in cash and one-year bonds on the short end, which was offset by heavy allocation to 7- through 10-year maturities, while we were underweight in three- to five-year securities. As a result, the portfolio’s duration rose from 2.6 to 2.8 years during the six-month period. If short-term interest rates rise more rapidly than long-term rates, resulting in a flattening of the yield curve, a barbell portfolio should provide good relative returns.

We adopted this investment strategy primarily because heavy cash flows into intermediate-term bonds have driven their yields significantly lower, with high-quality five-year bonds offering only about 1.5%. The yields on longer-term securities were more than 4%, however, making them far more attractive. Therefore, the combination of cash and 7- to 10-year bonds could produce a better yield for the portfolio, and we believe it will provide some downside protection when interest rates begin to rise again.

TAX-FREE INCOME FUND
Your fund returned 4.65% during the past six months, lagging the 4.79% return for the Lipper General Municipal Debt Funds Average, which measures the performance of similar funds. For the fund’s fiscal year ended February 28, 2010, its return was 11.98% compared with 12.73% for the Lipper average. (Performance for the Advisor Class was slightly lower, reflecting its different fee structure.) The fund’s net asset value per share was $9.86 at the end of February, up from $9.63 at the end of August. Dividends per share contributed $0.21 to the fund’s total return during the past six months. Our underweighting in tobacco bonds hurt relative performance, but it reflects our long-term negative outlook for the sector.

Tax-exempt rates fell during the past 12 months, moving counter to Treasury rates. We attribute this disparity to several factors: strong cash flows into the tax-exempt market, investor concerns about higher tax rates down the road,and historically appealing valuations relative to Treasuries. The taxable Build America Bond program was also a factor, taking away new issuance from the traditional tax-exempt market, particularly for longer-dated maturities. The net effect was for ratios across the yield curve to ratchet lower; tax-exempt yields fell from 130% of Treasury yields to 92% among long-term bonds during the 12-month period, reflecting the tax-exempt market’s strong outperformance.

Trading activity remained elevated as fund subscriptions stayed strong over the last six months. A bias toward longer maturities remained intact, with the steep yield curve making long-term rates more compelling. In addition, yield ratios on the long end were far more attractive than they were for short- and intermediate-term bonds. Relative to the Barclays Capital Municipal Bond Index, the fund increased its overweighting in maturities of more than 22 years while underweighting 3- to 20-year maturities. The fund’s duration was longer than the benchmark’s, but we kept duration within a comfortable range by investing in premium-structured coupons trading to their call dates. This overweighting benefited returns when longer-dated bonds outperformed short- and intermediate-range securities during the 6- and 12-month periods.

We made modest shifts in the fund’s quality diversification. Our exposure to below investment-grade and nonrated securities declined two percentage points, while A rated holdings increased three percentage points to 36%. Credit spreads continued to tighten as lower-rated bonds outperformed higher-quality bonds. Most new investments were in the mid-quality range where we continue to find good value. (The Barclays index for the one-year period shows the BBB sector returning 19.56% compared with 6.98% for AAA bonds.)

We made slight changes to portfolio diversification during the fund’s fiscal year. We continued to underweight the general obligation sector in favor of revenue bonds because of our concern about the fiscal pressure on states and localities. Exposure to essential revenue debt rose, particularly in ground transportation revenue bonds and air and sea transportation bonds. We were able to increase our exposure to airport revenue bonds, as legislation has temporarily allowed for the issuance of airport debt not subject to the alternative minimum tax (AMT). The Tax-Free Income Fund does not purchase securities subject to the AMT. During the most recent period, we purchased several airport revenue bonds, including securities issued by Charlotte-Douglas Airport and San Francisco International Airport. (Please refer to the fund’s portfolio of investments for a complete listing of our holdings and the amount each represents in the portfolio.)

We also maintained the fund’s overweighting in the hospital revenue sector, which accounts for 16% of fund assets. The rates offered were higher than those of comparably rated securities in other sectors. Prerefunded holdings continued to underperform due to their shorter maturities and higher-quality characteristics. Other holdings that fared particularly well included the life-care sector, charter schools, and gaming bonds.

TAX-FREE HIGH YIELD FUND
Lower-quality municipals continued to deliver excellent returns during the past six months and year. As a result, the Tax-Free High Yield Fund returned 9.33% during the six-month period compared with 9.60% for the Lipper High Yield Municipal Debt Funds Average, which measures the performance of similar funds. Over the fund’s fiscal year, the fund outpaced the Lipper average, 25.50% to 24.44% . The fund’s net asset value per share was $10.67 at the end of February, up from $10.02 at the end of August. Dividends per share contributed $0.28 to the fund’s total return during the six-month period.

The prices of higher-yielding municipals rebounded from extraordinarily depressed levels during the 6- and 12-month periods, driven by signs of economic recovery, reduced issuance, and a return of liquidity to fixed income markets. We continued to favor industrial development and pollution control revenue bonds, since we believed that the market unfairly penalized many solid corporate-backed borrowers during the market turmoil of 2008. We maintained considerable exposure to investor-owned utilities and added to holdings in chemical and waste disposal companies in the expectation of cyclical improvement. Bonds backed by Smurfit-Stone Container recovered sharply as the company positioned itself to emerge from bankruptcy protection in 2010. (Please refer to the fund’s portfolio of investments for a complete listing of our holdings and the amount each represents in the portfolio.)

Throughout the year, we added to our hospital holdings. Issuance in this sector has been historically heavy, as many large health care systems converted their debt profile from variable to fixed rate bonds. As a result, valuations in the hospital sector were compelling from a historical perspective, and we believe the yield premiums currently paid by issuers were attractive. While many hospital systems face economic and reimbursement challenges, we continue to focus on well-managed systems in strong demographic markets that provide essential services to their communities.

The fund also benefited from sharp improvement in its life-care revenue holdings. The sector struggled in 2008 as real estate and equity market problems prompted retirees to stay in their homes rather than move into retirement communities. As normalcy returned to these markets in 2009, stronger systems (with solid demand characteristics) bounced back nicely. We underweighted land-secured bonds in Florida because we expect a protracted period of defaults and debt restructurings in that sector. We also remained defensively positioned in tobacco securitization bonds. Tobacco consumption trends declined at a faster rate than anticipated when these highly structured securities were originated.

We are encouraged by the early stage of the unfolding U.S. economic recovery and its positive effect on credit markets. The past year was one of considerable healing in the high yield municipal market, but we believe that great value persists. The removal of municipal bond insurance has profoundly changed the landscape from a commoditized to a heterogeneous, credit-oriented market. We believe medium- and lower-quality munis offer great investment opportunity, and we continue to rely on our proven, research-driven process to take advantage of bonds in this area of the market.

OUTLOOK

The credit environment for the municipal market could remain challenging for some time. The recession has reduced the tax revenues collected by state and local municipalities—a trend that could get worse this year—and municipal bond defaults, which have historically been rare, could increase moderately. Maintaining balanced budgets requires careful and dedicated work by state and local officials. Many issuers are trying to make difficult but necessary fiscal decisions as they adjust to high unemployment, slow economic growth, lower tax revenues, and other tough conditions.

We believe the municipal market is still a high-quality market and that many municipal securities offer good long-term value, especially since tax rates are likely to rise in the next few years. Longer-term and lower-rated investment-grade municipal bond valuations, though they have rebounded significantly, remain attractive and could improve further. However, we believe that most of the tightening in credit spreads is behind us. In contrast, short-term securities appear to be fully valued and could be vulnerable if short-term interest rates increase, though that does not appear likely as long as the national unemployment rate remains high.

Similarly, high-quality municipals across all maturities could be very sensitive to Treasury yield fluctuations because their valuations are no longer cheap. Nevertheless, assuming Treasury rates eventually rise, three significant factors—rising tax rates, increased demand for munis, and reduced tax-exempt issuance—should help cushion the effect of rising rates on the municipal market. The higher number of bonds maturing or being called in 2010 will also reduce tax-exempt supply in the municipal market.

We believe T. Rowe Price’s strong credit research capabilities have been and will remain an asset for our investors. We continue to conduct our own thorough research and assign our independent credit ratings before making investment decisions. As always, we are on the lookout for attractively valued bonds issued by municipalities with good fundamentals. We think such investments will continue to help us generate excellent long-term relative returns for our clients.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Tax-Exempt Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Tax-Free Short-Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
Tax-Free Income Fund

James M. Murphy
Chairman of the Investment Advisory Committee
Tax-Free High Yield Fund

March 19, 2010

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF FIXED INCOME INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield bonds could have greater price declines than funds that invest primarily in high-quality bonds. Municipalities issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

Average maturity: For a bond fund, the average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation. A shorter average maturity usually means a less sensitive and, consequently, less volatile portfolio.

Barclays Capital Municipal Bond Index: An unmanaged index that tracks municipal debt instruments.

Barclays Capital Municipal Revenue Bond Index: An unmanaged index that tracks municipal revenue bonds.

Barclays Capital Municipal Bond 1-5 Year Blend (1-6 Year Maturity) Index: A subindex of the Barclays Capital Municipal Bond Index. It is a rules-based, market value-weighted index of short-term bonds engineered for the tax-exempt bond market.

Basis points: One hundred basis points equal one percentage point.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Escrowed-to-maturity bond: A bond that has the funds necessary for repayment at maturity, or a call date, set aside in a separate or “escrow” account.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Libor rate: The London Interbank Offered Rate, which is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Yield curve: A graphic depiction of the relationship among the yields for similar bonds with different maturities. A yield curve is positive when short-term yields are lower than long-term yields and negative when short-term yields are higher than long-term yields.

## Portfolio Characteristics

| Periods Ended 2/28/10 | Tax-Exempt Money Fund | Tax-Free Short-Intermediate Fund | Tax-Free Income Fund | Tax-Free Income Fund–Advisor Class | Tax-Free High Yield Fund |
|---|---|---|---|---|---|
| Price Per Share | $1.00 | $5.59 | $9.86 | $9.87 | $10.67 |
| Dividends Per Share | | | | | |
| For 6 Months | 0.000 | 0.07 | 0.21 | 0.20 | 0.28 |
| For 12 Months | 0.001 | 0.16 | 0.43 | 0.40 | 0.56 |
| Dividend Yield (7-Day Simple)* | 0.01% | – | – | – | – |
| Dividend Yield (7-Day Simple)– Unsubsidized** | -0.19% | – | – | – | – |
| 30-Day Dividend Yield* | – | 2.50% | 4.28% | 3.95% | 5.22% |
| 30-Day SEC Yield | – | 1.36 | 3.52 | 3.21 | 5.20 |
| Weighted Average Maturity (Years)*** | 62 | 3.8 | 16.8 | 16.8 | 20.1 |
| Weighted Average Effective Duration (Years) | – | 2.8 | 6.5 | 6.5 | 8.1 |

*Dividends earned for the last 30 days (7 days for the Tax-Exempt Money Fund) are annualized and divided by the fund's net asset value at the end of the period.

**In an effort to maintain a zero or positive net yield for the fund, T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund. This voluntary waiver is in addition to any contractual expense ratio limitation in effect for the fund and may be amended or terminated at any time without prior notice. A fee waiver has the effect of increasing the fund's net yield; without it, the fund's 7-day yield would have been lower. Please see the prospectus for more details.

***Weighted average maturity for the Tax-Exempt Money Fund is in days.

Note: Yields will vary and are not guaranteed. A money fund's yield more closely reflects its current earnings than does the total return.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that the Tax-Free Income Fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

## MUNICIPAL SECURITIES 98.3%

| | $ Par/Shares | Value |
|---|---|---|
| **Alabama 1.5%** | | |
| Camden Ind. Dev. Board, Weyerhaeuser, 6.375%, 12/1/24 (Prerefunded 12/1/13) (1)(2) | 1,500 | 1,787 |
| Courtland Ind. Dev. Board, PCR, Int'l. Paper, 4.75%, 5/1/17 | 5,000 | 4,913 |
| Huntsville - Redstone Village Special Care Fac. Fin. 5.50%, 1/1/28 | 2,500 | 2,023 |
| Huntsville - Redstone Village Special Care Fac. Fin. 5.50%, 1/1/43 | 2,500 | 1,864 |
| Huntsville - Redstone Village Special Care Fac. Fin. 8.125%, 12/1/26 (Prerefunded 12/1/12) (2) | 2,950 | 3,558 |
| Huntsville - Redstone Village Special Care Fac. Fin. 8.25%, 12/1/32 (Prerefunded 12/1/12) (2) | 700 | 847 |
| Montgomery Medical Clinic Board, Jackson Hosp. & Clinic 5.25%, 3/1/31 | 3,500 | 3,146 |
| Montgomery Medical Clinic Board, Jackson Hosp. & Clinic 5.25%, 3/1/36 | 1,775 | 1,556 |
| Phoenix City IDB, PCR, MeadWestvaco, 6.35% 5/15/35 (1) | 3,000 | 2,740 |
| Prattville Ind. Dev. Board, IDRB, Int'l. Paper, 4.55%, 12/1/26 | 1,525 | 1,309 |
| Selma Ind. Dev. Board, PCR, Int'l. Paper, 6.70%, 2/1/18 (1) | 2,000 | 2,022 |
| | | 25,765 |
| **Alaska 0.7%** | | |
| Alaska HFC, Single Family, 5.35%, 12/1/39 | 3,125 | 3,208 |
| Alaska HFC, Single Family, 6.10%, 6/1/30 | 3,935 | 3,939 |
| Alaska HFC, Single Family, 6.15%, 6/1/39 | 4,780 | 4,784 |
| | | 11,931 |
| **Arizona 2.6%** | | |
| Arizona HFA, Banner Health, 5.50%, 1/1/38 | 4,000 | 4,066 |
| Arizona HFA, Banner Health, 6.00%, 1/1/27 | 4,500 | 4,834 |
| Arizona HFA, Banner Health, VR, 0.979%, 1/1/37 | 10,000 | 6,750 |
| Peoria IDA, Sierra Winds Life Care, 6.25%, 8/15/14 | 2,040 | 2,062 |
| Peoria IDA, Sierra Winds Life Care, 6.25%, 8/15/20 | 4,500 | 4,514 |

| | | |
|---|---|---|
| Peoria IDA, Sierra Winds Life Care, 6.375%, 8/15/29 | 1,250 | 1,208 |
| Peoria IDA, Sierra Winds Life Care, 6.50%, 8/15/31 | 1,000 | 953 |
| Phoenix Civic Improvement Corp., Zero Coupon, 7/1/30 | 8,590 | 8,002 |
| Pima County IDA, Tucson Electric Power, 5.75%, 9/1/29 | 4,000 | 4,037 |
| Pima County IDA, Tucson Electric Power, 6.375%, 9/1/29 | 5,000 | 5,071 |
| Tempe IDA, Friendship Village of Tempe, 5.375%, 12/1/13 | 1,455 | 1,388 |
| Tempe IDA, Friendship Village of Tempe, 6.75%, 12/1/30 | 3,450 | 3,075 |
| | | 45,960 |
| **California 7.4%** | | |
| Austin Trust Receipts (Bank of America), California Housing Home Mortgage, RIB, VR, 13.621%, 8/1/33 (1) | 6,295 | 5,452 |
| Banning Fin. Auth., Electric Systems, 5.00%, 6/1/38 (3) | 2,000 | 1,815 |
| Bay Area Toll Auth., San Francisco, 5.125%, 4/1/39 | 8,255 | 8,469 |
| Brea PFA, Redev. Agency, Tax Allocation, 7.125%, 9/1/26 | 800 | 836 |
| California, GO, 6.00%, 11/1/39 | 5,000 | 5,159 |
| California Dept. of Veterans Affairs, Home Purchase 5.25%, 12/1/37 (1) | 7,490 | 6,707 |
| California HFA, Cedars-Sinai Medical Center, 5.00%, 8/15/39 | 2,990 | 2,798 |
| California HFA, Providence Health & Services, 6.50%, 10/1/38 | 3,250 | 3,669 |
| California Infrastructure & Economic Dev. Bank, Independent System Operator, 6.25%, 2/1/39 | 5,000 | 5,230 |
| California Pollution Control Fin. Auth., Waste Management, PCR 5.40%, 4/1/25 (1) | 11,730 | 11,810 |
| California Pollution Control Fin. Auth., Waste Management, PCR VR, 5.125%, 11/1/23 (1) | 4,000 | 3,974 |
| California Statewide CDA, Daughters of Charity Health 5.25%, 7/1/24 | 2,000 | 1,881 |
| California Statewide CDA, Front Porch Communities 5.125%, 4/1/37 (4) | 12,800 | 10,570 |
| California Statewide CDA, Memorial Health Services 6.00%, 10/1/23 | 1,800 | 1,873 |

| | | |
|---|---|---|
| California Statewide CDA, Sutter Health, 5.625%, 8/15/42 | 2,000 | 2,001 |
| California Tobacco Securitization Agency, Tobacco Industry Los Angeles County, STEP, 0.00%, 6/1/21 | 5,445 | 4,680 |
| Capistrano Unified School Dist., No. 90-2 Talega 6.00%, 9/1/33 | 1,250 | 1,172 |
| Chula Vista Ind. Dev., PCR, San Diego Gas & Electric 5.875%, 1/1/34 | 5,000 | 5,484 |
| Chula Vista Ind. Dev., PCR, San Diego Gas & Electric 5.875%, 2/15/34 | 2,000 | 2,194 |
| Corona Community Fac. Dist. No. 2002-4, Special Tax 5.80%, 9/1/29 | 2,000 | 1,729 |
| Corona Community Fac. Dist. No. 2002-4, Special Tax 5.875%, 9/1/34 | 2,000 | 1,677 |
| Foothill/Eastern Transportation Corridor Agency, GO 5.75%, 1/15/40 | 10,245 | 9,696 |
| Golden State Tobacco Securitization Corp., Tobacco Industry 4.50%, 6/1/27 | 5,375 | 4,938 |
| Golden State Tobacco Securitization Corp., Tobacco Industry STEP, 0.00%, 6/1/37 | 12,000 | 7,623 |
| Northern California Gas Auth. No. 1, VR, 0.888%, 7/1/27 | 8,000 | 5,840 |
| San Francisco City & County Airports Commission 6.00%, 5/1/39 | 8,000 | 8,607 |
| Santa Clara County Fin. Auth., El Camino Hosp. 5.75%, 2/1/41 (5) | 2,190 | 2,246 |
| West Sacramento Fin. Auth., 5.00%, 9/1/34 (3) | 2,000 | 1,693 |
| | | 129,823 |

**Colorado 3.5%**

| | | |
|---|---|---|
| Beacon Point Metropolitan Dist., 4.375%, 12/1/15 | 370 | 366 |
| Colorado Ed. & Cultural Fac. Auth., Excel Academy 5.50%, 12/1/25 (3) | 1,295 | 1,326 |
| Colorado Ed. & Cultural Fac. Auth., Excel Academy 5.50%, 12/1/33 (3) | 1,550 | 1,557 |
| Colorado Ed. & Cultural Fac. Auth., Excel Academy 7.30%, 12/1/23 (Prerefunded 12/1/11) (2) | 865 | 966 |

| | | |
|---|---|---|
| Colorado Ed. & Cultural Fac. Auth., Excel Academy 7.50%, 12/1/33 (Prerefunded 12/1/11) (2) | 1,750 | 1,958 |
| Colorado Ed. & Cultural Fac. Auth., Front Range Christian School, 4.875%, 4/1/37 | 2,750 | 2,598 |
| Colorado Ed. & Cultural Fac. Auth., Knowledge Quest Charter School, 6.50%, 5/1/36 | 1,895 | 1,677 |
| Colorado Ed. & Cultural Fac. Auth., Legacy Academy Charter Elbert County, 7.25%, 3/1/24 | 735 | 742 |
| Colorado Ed. & Cultural Fac. Auth., Legacy Academy Charter Elbert County, 7.375%, 3/1/35 | 785 | 783 |
| Colorado Ed. & Cultural Fac. Auth., Monument Academy 5.875%, 10/1/27 | 1,185 | 1,040 |
| Colorado Ed. & Cultural Fac. Auth., Monument Academy 6.00%, 10/1/37 | 3,000 | 2,509 |
| Colorado Ed. & Cultural Fac. Auth., Monument Academy 7.25%, 10/1/39 | 545 | 531 |
| Colorado Ed. & Cultural Fac. Auth., Peak to Peak Charter School 7.50%, 8/15/21 (Prerefunded 8/15/11) (2) | 805 | 880 |
| Colorado Ed. & Cultural Fac. Auth., Windsor Academy Charter School, 5.70%, 5/1/37 | 790 | 637 |
| Colorado HFA, 6.50%, 11/15/31 (Prerefunded 11/15/11) (2) | 2,000 | 2,210 |
| Colorado HFA, 6.625%, 11/15/26 (Prerefunded 11/15/11) (2) | 500 | 554 |
| Colorado HFA, Adventist Health/Sunbelt, VR, 5.25%, 11/15/35 | 5,000 | 4,979 |
| Colorado HFA, Christian Living Communities, 5.25%, 1/1/17 | 1,245 | 1,225 |
| Colorado HFA, Christian Living Communities, 5.75%, 1/1/37 | 2,000 | 1,691 |
| Colorado HFA, Christian Living Communities, 8.25%, 1/1/24 | 375 | 396 |
| Colorado HFA, Christian Living Communities, 9.00%, 1/1/34 | 750 | 809 |
| Colorado HFA, Covenant Retirement Communities 6.125%, 12/1/33 | 4,900 | 4,713 |
| Colorado HFA, Valley View Hosp., 5.75%, 5/15/36 | 4,350 | 4,246 |
| E-470 Public Toll Highway Auth., 5.50%, 9/1/24 | 2,500 | 2,490 |
| Park Creek Metropolitan Dist., Property Tax, 5.50%, 12/1/37 | 4,000 | 3,700 |

**District of Columbia 1.3%**

| | | |
|---|---|---|
| District of Columbia, Friendship Public Charter School 5.00%, 6/1/26 (7) | 1,450 | 1,232 |
| District of Columbia, Friendship Public Charter School 5.00%, 6/1/35 (7) | 3,655 | 2,851 |
| District of Columbia, Henry Adams House/Gables, James F. Oyster Elementary School, 6.60%, 11/1/15 | 1,220 | 1,178 |
| District of Columbia, The Methodist Home of D.C. 5.50%, 1/1/11 | 350 | 352 |
| District of Columbia, The Methodist Home of D.C. 6.00%, 1/1/20 | 3,920 | 3,820 |
| District of Columbia Water & Sewer Auth., Public Utility 6.00%, 10/1/35 | 1,500 | 1,679 |
| Metropolitan Washington Airports Auth., 5.625%, 10/1/39 | 5,750 | 6,093 |
| Metropolitan Washington Airports Auth., Dulles Toll Road 5.25%, 10/1/44 | 5,320 | 5,482 |
| | | 22,687 |

**Florida 5.2%**

| | | |
|---|---|---|
| Ave Maria Stewardship Community Dev. Dist., 4.80%, 11/1/12 | 4,250 | 3,789 |
| Ave Maria Stewardship Community Dev. Dist., 5.125%, 5/1/38 | 1,000 | 735 |
| Belmont Community Dev. Dist., 5.125%, 11/1/14 (10) (15) | 2,945 | 674 |
| Brandy Creek Community Dev. Dist., 6.35%, 5/1/34 | 940 | 954 |
| Double Branch Community Dev. Dist., 6.70%, 5/1/34 | 6,335 | 6,513 |
| Fishhawk Community Dev. Dist. II, 5.00%, 5/1/12 | 1,665 | 1,329 |
| Fishhawk Community Dev. Dist. II, Special Assessment VR, 7.04%, 11/1/14 | 430 | 406 |
| Florida Municipal Power Agency, 6.25%, 10/1/31 | 6,500 | 7,324 |
| Greyhawk Landing Community Dev. Dist., VR, 7.00%, 5/1/12 | 185 | 182 |
| Highlands County HFA, Adventist Health/Sunbelt, VR 5.00% 11/15/23 | 500 | 510 |
| Laguna Lakes Community Dev. Dist., 6.40%, 5/1/33 (Prerefunded 5/1/13) (2) | 915 | 1,068 |

| | | |
|---|---|---|
| Lee County IDA, Cypress Cove at Healthpark, 6.375%, 10/1/25 | 2,600 | 2,346 |
| Miami-Dade County, Aviation, 5.50%, 10/1/36 | 10,000 | 10,163 |
| Miami-Dade County EFA, Univ. of Miami, 5.50%, 4/1/38 | 4,455 | 4,536 |
| Middle Village Community Dev. Dist., Special Assessment 5.80%, 5/1/22 | 850 | 788 |
| North Brevard County Hosp. Dist., Parrish Medical Center 5.75%, 10/1/43 | 5,000 | 5,140 |
| Orange County HFA, Westminster Community Care 6.50%, 4/1/12 | 950 | 961 |
| Orange County HFA, Westminster Community Care 6.75%, 4/1/34 | 2,695 | 2,564 |
| OTC Community Dev. Dist., Jacksonville, Special Assessment 5.30%, 5/1/38 | 2,730 | 2,126 |
| Paseo Community Dev. Dist., 5.00%, 2/1/11 (15) | 4,210 | 1,682 |
| Preserve at Wilderness Lake Community Dev. Dist. 5.90%, 5/1/34 | 2,095 | 1,757 |
| Saint John's County IDA, Glenmoor, 5.00%, 1/1/16 | 1,850 | 1,689 |
| Saint John's County IDA, Glenmoor, 5.25%, 1/1/26 | 1,000 | 779 |
| Saint John's County IDA, Glenmoor, 5.375%, 1/1/40 | 2,500 | 1,779 |
| Seminole Tribe of Florida, 5.25%, 10/1/27 (4) | 14,400 | 12,989 |
| Seminole Tribe of Florida, 5.50%, 10/1/24 (4) | 2,200 | 2,061 |
| Seven Oaks Community Dev. Dist. II, 5.875%, 5/1/35 | 1,825 | 1,018 |
| Seven Oaks Community Dev. Dist. II, VR, 7.50%, 5/1/16 | 2,495 | 2,193 |
| South Village Community Dev. Dist., 5.70%, 5/1/35 | 2,870 | 1,936 |
| Tolomato Community Dev. Dist., Special Assessment 6.375%, 5/1/17 | 1,500 | 1,388 |
| Tolomato Community Dev. Dist., Special Assessment 6.45%, 5/1/23 | 1,000 | 883 |
| Tolomato Community Dev. Dist., Special Assessment 6.65%, 5/1/40 | 1,000 | 843 |
| Watergrass Community Dev. Dist., Special Assessment 5.125%, 11/1/14 | 3,000 | 1,703 |

| | | |
|---|---|---|
| **Guam 0.7%** | | |
| Guam Gov't., Limited Obligation (Section 30), 5.625% 12/1/29 | 3,850 | 3,897 |
| Guam Gov't. Waterworks Auth., 5.875%, 7/1/35 | 8,750 | 8,580 |
| | | 12,477 |
| **Hawaii 0.4%** | | |
| Hawaii Dept. of Budget & Fin., 15 Craigside, 6.40%, 11/15/14 | 2,000 | 2,021 |
| Hawaii Dept. of Budget & Fin., 15 Craigside, 9.00%, 11/15/44 | 2,375 | 2,568 |
| Hawaii Dept. of Budget & Fin., Kahala Nui Senior Living 7.875%, 11/15/23 | 2,500 | 2,696 |
| | | 7,285 |
| **Idaho 0.3%** | | |
| Nez Perce County, IDRB, PCR, Potlatch Corp., 7.00%, 12/1/14 | 1,000 | 1,022 |
| Power County PCR, FMC Corp., 6.45%, 8/1/32 (1) | 4,570 | 4,564 |
| | | 5,586 |
| **Illinois 3.9%** | | |
| Aurora Economic Dev., Advocate Health Care Network, Dreyer Medical Clinic, 8.75%, 7/1/14 | 1,930 | 1,933 |
| Bolingbrook Special Service Area No. 1, Forest City, STEP 5.90%, 3/1/27 | 1,750 | 1,381 |
| Gilberts Special Service Area No. 15, Gilberts Town Center 6.25%, 3/1/35 | 5,804 | 4,821 |
| Illinois Dev. Fin. Auth., PCR, Citgo Petroleum, 8.00%, 6/1/32 (1) | 1,750 | 1,770 |
| Illinois EFA, Augustana College, 5.70%, 10/1/32 | 2,500 | 2,512 |
| Illinois Fin. Auth., Advocate Health Care Network 6.50%, 11/1/38 | 2,500 | 2,780 |
| Illinois Fin. Auth., Edward Health Services, 5.50%, 2/1/40 (5) | 2,750 | 2,714 |
| Illinois Fin. Auth., Friendship Village of Schaumburg 5.00%, 2/15/15 | 855 | 798 |
| Illinois Fin. Auth., Friendship Village of Schaumburg 5.625%, 2/15/37 | 7,600 | 6,009 |

| | | |
|---|---|---|
| Illinois Fin. Auth., Institute of Technology, 5.00%, 4/1/31 | 4,000 | 3,443 |
| Illinois Fin. Auth., Landing at Plymouth Place, 6.00%, 5/15/37 | 3,400 | 2,729 |
| Illinois Fin. Auth., Monarch Landing, 7.00%, 12/1/37 (10) (15) | 2,475 | 693 |
| Illinois Fin. Auth., Rush Univ. Medical Center, 6.625%, 11/1/39 | 8,000 | 8,487 |
| Illinois Fin. Auth., Smith Village, 6.25%, 11/15/35 | 5,800 | 5,028 |
| Illinois Fin. Auth., Tabor Hills Supportive Living 5.25%, 11/15/26 | 2,300 | 1,947 |
| Illinois Fin. Auth., Tabor Hills Supportive Living 5.25%, 11/15/36 | 2,000 | 1,482 |
| Illinois Fin. Auth., Three Crowns Park Plaza, 5.875%, 2/15/38 | 3,250 | 2,804 |
| Illinois HFA, Villa Saint Benedict, 6.90%, 11/15/33 (10) (15) | 3,500 | 1,505 |
| Lombard Public Fac. Corp., Conference Center 5.50%, 1/1/30 (7) | 2,225 | 1,500 |
| Regional Transportation Auth., 6.00%, 7/1/33 (8) | 7,500 | 8,756 |
| Yorkville Special Service Area, Bristol Bay 1, 5.875%, 3/1/36 | 5,919 | 5,139 |
| | | 68,231 |
| **Indiana 3.2%** | | |
| Goshen, Greencroft Obligated Group, 5.75%, 8/15/28 | 5,250 | 4,605 |
| Indiana Health & Ed. Fac. Fin. Auth., Community Foundation 5.50%, 3/1/37 | 7,000 | 6,706 |
| Indiana HFFA, Community Foundation, 6.00%, 3/1/34 | 3,000 | 3,006 |
| Indiana Municipal Power Agency, 5.75%, 1/1/29 | 1,500 | 1,610 |
| Indianapolis Airport Auth., Airport Maintenance Center United Airlines, 6.50%, 11/15/31 (1) (11) (15) | 9,923 | 124 |
| Indianapolis Airport Auth., IDRB, Federal Express, 5.10% 1/15/17 (1) | 12,750 | 13,160 |
| Japser County Economic Dev. Auth., Northern Indiana Public Service, 5.60%, 11/1/16 | 2,200 | 2,401 |
| Merrill Lynch P-FLOATs, Sisters of Saint Francis Health Services RIB, VR, 12.966%, 11/1/33 (4) | 10,000 | 10,333 |
| Saint Joseph County, Holy Cross Village at Notre Dame 6.00%, 5/15/38 | 1,975 | 1,755 |

| | | |
|---|---|---|
| Saint Joseph County, Madison Center, 5.45%, 2/15/17 | 2,565 | 2,566 |
| Saint Joseph County, Madison Center, 5.50%, 2/15/21 | 1,190 | 1,190 |
| Vigo County Hosp. Auth., Union Hosp., 5.70%, 9/1/37 (4) | 5,750 | 4,782 |
| Vigo County Hosp. Auth., Union Hosp., 5.75%, 9/1/42 (4) | 4,500 | 3,713 |
| | | 55,951 |
| **Iowa 1.0%** | | |
| Altoona, Urban Renovation Tax, 6.00%, 6/1/39 | 1,820 | 1,835 |
| Altoona, Urban Renovation Tax, 6.00%, 6/1/43 | 4,000 | 4,018 |
| Iowa Fin. Auth., Care Initiatives, 5.25%, 7/1/10 | 1,000 | 1,003 |
| Iowa Fin. Auth., Care Initiatives, 5.25%, 7/1/11 | 1,000 | 1,003 |
| Iowa Fin. Auth., Care Initiatives, 5.25%, 7/1/12 | 1,825 | 1,823 |
| Iowa Fin. Auth., Care Initiatives, 5.50%, 7/1/25 | 3,000 | 2,428 |
| Scott County, Ridgecrest Village, 5.25%, 11/15/27 | 4,500 | 3,691 |
| Scott County, Ridgecrest Village, 5.625%, 11/15/18 | 1,600 | 1,566 |
| | | 17,367 |
| **Kansas 0.8%** | | |
| Kansas Dev. Fin. Auth., Adventist Health/Sunbelt 5.75%, 11/15/38 | 5,000 | 5,313 |
| Lenexa Health Care Fac., Lakeview Village, 6.875%, 5/15/32 (Prerefunded 5/15/12) (2) | 1,100 | 1,255 |
| Lenexa Health Care Fac., Lakeview Village, 7.125%, 5/15/29 | 400 | 404 |
| Lenexa Health Care Fac., Lakeview Village, 7.25%, 5/15/39 | 1,500 | 1,506 |
| Wyandotte County Unified Gov't., Area B, 4.75%, 12/1/16 | 1,665 | 1,737 |
| Wyandotte County Unified Gov't., Area B, 5.00%, 12/1/20 | 3,350 | 3,417 |
| | | 13,632 |
| **Kentucky 0.6%** | | |
| Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health 6.375%, 3/1/40 | 1,000 | 997 |

| | | |
|---|---|---|
| Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health 6.375%, 6/1/40 | 4,500 | 4,484 |
| Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health 6.50%, 3/1/45 | 2,500 | 2,473 |
| Owen County Waterworks, American Water Capital 6.25%, 6/1/39 | 2,750 | 2,924 |
| | | 10,878 |
| **Louisiana 1.7%** | | |
| Hodge Utility, PCR, Smurfit-Stone Container Corp., 7.45% 3/1/24 (1) (11) (15) | 6,250 | 4,875 |
| Louisiana Local Gov't Environmental Fac. Auth., Westlake Chemical, 6.75%, 11/1/32 | 5,000 | 5,125 |
| Saint John Baptist Parish, PCR, Marathon Oil, 5.125%, 6/1/37 | 19,195 | 17,871 |
| Tobacco Settlement Fin. Corp., Tobacco Industry 5.875%, 5/15/39 | 2,200 | 2,034 |
| | | 29,905 |
| **Maryland 6.6%** | | |
| Annapolis, IDRB, Special Obilgation, Park Place, 5.35%, 7/1/34 | 2,625 | 2,127 |
| Baltimore City, Convention Center Hotel, 5.875%, 9/1/39 | 3,950 | 3,164 |
| Baltimore City, Harborview Lot 2, 6.50%, 7/1/31 | 1,738 | 1,653 |
| Gaithersburg, Asbury Obligated Group, 5.125%, 1/1/26 | 2,250 | 2,046 |
| Gaithersburg, Asbury Obligated Group, 5.125%, 1/1/36 | 4,850 | 4,030 |
| Gaithersburg, Asbury Obligated Group, 6.00%, 1/1/23 | 2,000 | 2,027 |
| Howard County, Vantage House, 5.25%, 4/1/33 | 1,000 | 765 |
| Howard County, Vantage House, 5.25%, 4/1/37 | 2,370 | 1,719 |
| Maryland Economic Dev. Corp., Chesapeake Bay Hyatt 5.00%, 12/1/31 | 9,000 | 6,476 |
| Maryland Economic Dev. Corp., Morgan State Univ. Student Housing, 6.00%, 7/1/22 | 2,175 | 2,094 |
| Maryland Economic Dev. Corp., Morgan State Univ. Student Housing, 6.00%, 7/1/34 | 9,265 | 8,247 |

| | | |
|---|---|---|
| Prince George's County, National Harbor, 5.20%, 7/1/34 | 7,960 | 6,761 |
| | | 117,080 |
| **Massachusetts 1.6%** | | |
| Massachusetts Dev. Fin. Agency, Boston Univ. 5.45%, 5/15/59 (3) | 2,525 | 2,593 |
| Massachusetts Dev. Fin. Agency, Covanta Haverhill 5.30%, 12/1/14 (1) | 1,000 | 975 |
| Massachusetts Dev. Fin. Agency, Covanta Haverhill 6.70%, 12/1/14 (1) | 1,125 | 1,136 |
| Massachusetts Ed. Fin. Auth., 6.00%, 1/1/28 | 4,625 | 4,918 |
| Massachusetts Ed. Fin. Auth., 6.35%, 1/1/30 (1)(6) | 3,230 | 3,298 |
| Massachusetts Housing Fin. Agency, Single Family 5.35%, 12/1/33 | 4,150 | 4,264 |
| Massachusetts Housing Fin. Agency, Single Family 5.40%, 6/1/39 | 5,980 | 6,136 |
| Massachusetts Ind. Fin. Agency, Covanta Haverhill 5.40%, 12/1/11 (1) | 3,600 | 3,575 |
| Massachusetts Ind. Fin. Agency, Covanta Haverhill 5.60%, 12/1/19 (1) | 2,000 | 1,885 |
| | | 28,780 |
| **Michigan 0.8%** | | |
| Dickinson County Economic Dev. Corp., PCR, Int'l. Paper 4.80%, 11/1/18 | 2,185 | 2,118 |
| Garden City Hosp. Fin. Auth., 5.625%, 9/1/10 | 110 | 110 |
| Garden City Hosp. Fin. Auth., 5.75%, 9/1/17 | 680 | 632 |
| Kentwood Economic Dev. Corp., The Holland Home 5.375%, 11/15/36 | 1,825 | 1,389 |
| Michigan Strategic Fund, Dow Chemical, 6.25%, 6/1/14 | 6,500 | 7,328 |
| Michigan Strategic Fund, IDRB, Detroit Edison, 5.25%, 8/1/29 (Tender 8/1/14) | 2,000 | 2,153 |
| | | 13,730 |

| | | |
|---|---|---|
| **Nebraska 0.0%** | | |
| Kearney, Great Platte River Road Memorial 8.00%, 9/1/12 (12) (15) | 123 | 18 |
| Kearney, Great Platte River Road Memorial, Zero Coupon 9/1/12 (15) | 1,583 | 4 |
| | | 22 |
| **Nevada 2.6%** | | |
| Clark County Airport, Las Vegas McCarran Int'l Airport, 5.00% 7/1/25 (9) | 1,400 | 1,461 |
| Clark County Airport, Las Vegas McCarran Int'l Airport, 5.75% 7/1/42 | 5,000 | 5,205 |
| Clark County, IDRB, PCR, Nevada Power, 5.60%, 10/1/30 (1) | 5,000 | 4,621 |
| Clark County, IDRB, PCR, Nevada Power, 5.90%, 10/1/30 (1) | 6,500 | 6,231 |
| Clark County, IDRB, PCR, Southwest Gas, 5.45%, 3/1/38 (Tender 3/1/13) | 2,875 | 2,944 |
| Clark County, IDRB, PCR, Southwest Gas, 5.80%, 3/1/38 (Tender 3/1/13) (1) | 7,545 | 7,714 |
| Las Vegas, Performing Arts Center, GO, 6.00%, 4/1/39 | 12,725 | 13,859 |
| Reno, Renown Regional Medical Center, 5.25%, 6/1/41 | 4,825 | 4,341 |
| | | 46,376 |
| **New Hampshire 0.8%** | | |
| New Hampshire Business Fin. Auth., Elliot Hosp., 6.125% 10/1/39 | 7,000 | 7,022 |
| New Hampshire HEFA, Covenant Health, 5.00%, 7/1/31 | 3,270 | 3,082 |
| New Hampshire HEFA, Covenant Health, 5.00%, 7/1/37 | 1,970 | 1,767 |
| New Hampshire HEFA, Exeter Hosp., 6.00%, 10/1/24 | 2,000 | 2,053 |
| | | 13,924 |
| **New Jersey 4.7%** | | |
| Burlington County Bridge Commission, The Evergreens 5.625%, 1/1/38 | 2,750 | 2,342 |

| | | |
|---|---|---|
| New Jersey Economic Dev. Auth., Franciscan Oaks 5.75%, 10/1/23 | 1,775 | 1,643 |
| New Jersey Economic Dev. Auth., Kapkowski Road Landfill 5.75%, 10/1/21 | 4,225 | 3,983 |
| New Jersey Economic Dev. Auth., Keswick Pines, 5.70%, 1/1/18 | 1,500 | 1,425 |
| New Jersey Economic Dev. Auth., Keswick Pines, 5.75%, 1/1/24 | 3,885 | 3,426 |
| New Jersey Economic Dev. Auth., Lions Gate, 5.00%, 1/1/15 | 650 | 639 |
| New Jersey Economic Dev. Auth., Lions Gate, 5.875%, 1/1/37 | 3,005 | 2,479 |
| New Jersey Economic Dev. Auth., Presbyterian Homes at Montgomery, 6.375%, 11/1/31 | 4,200 | 3,692 |
| New Jersey Economic Dev. Auth., Seabrook Village 5.00%, 11/15/13 | 1,350 | 1,375 |
| New Jersey Economic Dev. Auth., Seabrook Village 5.25%, 11/15/36 | 1,000 | 803 |
| New Jersey Economic Dev. Auth., Winchester Gardens at Ward Homestead, 5.80%, 11/1/31 | 1,500 | 1,474 |
| New Jersey EFA, Univ. of Medicine & Dentistry, 7.50%, 12/1/32 | 9,845 | 11,121 |
| New Jersey HFFA, Pascack Valley Hosp. Assn. 6.50%, 7/1/23 (13) (15) | 3,000 | – |
| New Jersey HFFA, Pascack Valley Hosp. Assn. 6.625%, 7/1/36 (13) (15) | 4,875 | – |
| New Jersey HFFA, Saint Barnabas Health Care Zero Coupon, 7/1/31 | 43,650 | 7,981 |
| New Jersey HFFA, Somerset Medical Center, 5.50%, 7/1/18 | 3,755 | 3,359 |
| New Jersey Higher Ed. Student Assistance Auth. 5.625%, 6/1/30 | 5,500 | 5,798 |
| New Jersey Transportation Trust Fund Auth., 6.00%, 12/15/38 | 15,000 | 16,528 |
| Tobacco Settlement Fin. Corp., Tobacco Industry 4.50%, 6/1/23 | 15,650 | 14,824 |
| | | 82,892 |
| **New York 5.6%** | | |
| Albany IDA, Saint Peter's Hosp., 5.75%, 11/15/22 | 1,500 | 1,571 |

| | | |
|---|---|---|
| Brookhaven IDA, Methodist Retirement Community Dev. Corp. Civic Fac., 4.25%, 11/1/37 (Tender 11/1/11) | 1,870 | 1,871 |
| Dormitory Auth. of the State of New York, Orange Regional Medical Center, 6.125%, 12/1/29 | 2,500 | 2,357 |
| Dormitory Auth. of the State of New York, Orange Regional Medical Center, 6.25%, 12/1/37 | 4,450 | 4,003 |
| Huntington Housing Auth., Gurwin Jewish Senior Home 6.00%, 5/1/39 | 1,140 | 920 |
| Long Island Power Auth., 6.25%, 4/1/33 | 9,000 | 10,353 |
| Metropolitan Transportation Auth., 6.50%, 11/15/28 | 5,000 | 5,734 |
| Nassau County IDA, Amsterdam at Harborside, 6.70%, 1/1/43 | 8,000 | 7,204 |
| New York City IDA, 7 World Trade Center, 6.25%, 3/1/15 | 11,100 | 11,214 |
| New York City IDA, 7 World Trade Center, 6.50%, 3/1/35 | 3,000 | 3,009 |
| New York City IDA, 7 World Trade Center, 6.75%, 3/1/15 | 2,450 | 2,493 |
| New York City IDA, Bronx Parking Dev., 5.75%, 10/1/27 | 18,000 | 14,535 |
| New York City IDA, IDRB, Airis, JFK Int'l, 5.50%, 7/1/28 (1) | 6,500 | 5,350 |
| New York City IDA, IDRB, American Airlines, JFK Int'l, VR 7.625%, 8/1/25 (1) | 2,000 | 1,961 |
| New York City Municipal Water Fin. Auth., 5.75%, 6/15/40 | 1,300 | 1,454 |
| Niagara County IDA, American Ref-Fuel, 5.55%, 11/15/24 (Tender 11/15/15) | 2,000 | 2,021 |
| Niagara County IDA, American Ref-Fuel, 5.55%, 11/15/24 (Tender 11/15/13) (1) | 1,000 | 1,030 |
| Niagara County IDA, American Ref-Fuel, Solid Waste 5.45%, 11/15/26 (Tender 11/15/12) (1) | 2,000 | 2,059 |
| Oneida County IDA, Saint Elizabeth Medical Center 5.875%, 12/1/29 | 2,750 | 2,397 |
| Oneida County IDA, Saint Elizabeth Medical Center 6.00%, 12/1/19 | 2,520 | 2,520 |
| Seneca Nation Indians Capital Improvement Auth. 5.00%, 12/1/23 (4) | 6,500 | 5,376 |
| Seneca Nation Indians Capital Improvement Auth. 5.25%, 12/1/16 (4) | 5,500 | 5,169 |

| | | |
|---|---|---|
| Suffolk County IDA, Huntington Hosp., 5.875%, 11/1/32 | 4,000 | 4,020 |
| | | 98,621 |
| **North Carolina 1.0%** | | |
| Columbus County Ind. Fac., PCR, Int'l. Paper, 4.625% 3/1/27 (1) | 5,000 | 4,156 |
| Gaston County Ind. Fac., IDRB, PCR, National Gypsum 5.75%, 8/1/35 (1) | 6,100 | 3,939 |
| North Carolina Eastern Municipal Power Agency, 5.50%, 1/1/26 | 4,125 | 4,389 |
| North Carolina Medical Care Commission, Maria Parham Medical Center, 6.50%, 10/1/26 | 3,450 | 3,346 |
| North Carolina Municipal Power Agency No. 1 Catawba Electric, 5.00%, 1/1/30 | 1,325 | 1,354 |
| | | 17,184 |
| **North Dakota 0.2%** | | |
| Mercer County PCR, Basin Electric Power, 7.20%, 6/30/13 (5) | 3,230 | 3,528 |
| | | 3,528 |
| **Ohio 2.3%** | | |
| Buckeye Tobacco Settlement Fin. Auth., Tobacco Industry 5.125%, 6/1/24 | 2,680 | 2,465 |
| Buckeye Tobacco Settlement Fin. Auth., Tobacco Industry 5.75%, 6/1/34 | 5,330 | 4,274 |
| Buckeye Tobacco Settlement Fin. Auth., Tobacco Industry 6.50%, 6/1/47 | 15,000 | 12,336 |
| Franklin County, Ohio Presbyterian Retirement Services 7.125%, 7/1/29 (Prerefunded 7/1/11) (2) | 500 | 549 |
| Montgomery County Hosp., Catholic Health Initiatives 6.00%, 12/1/19 | 1,730 | 1,756 |
| Montgomery County Hosp., Catholic Health Initiatives 6.00%, 12/1/19 (Prerefunded 6/1/10) (2) (14) | 1,785 | 1,830 |
| Ohio Air Quality Dev. Auth., PCR, FirstEnergy, 5.70%, 2/1/14 | 4,000 | 4,272 |
| Ohio Air Quality Dev. Auth., PCR, FirstEnergy, 5.70%, 8/1/20 | 6,500 | 6,882 |

| | | |
|---|---|---|
| Ohio Air Quality Dev. Auth., PCR, FirstEnergy, 5.75%, 6/1/33 (Tender 6/1/16) | 4,000 | 4,324 |
| Ohio Environmental Fac., IDRB, Ford Motor, 6.15%, 6/1/30 (1) | 1,500 | 1,244 |
| | | 39,932 |
| **Oklahoma 0.6%** | | |
| Jackson County Memorial Hosp. Auth., 7.30%, 8/1/15 | 4,030 | 4,033 |
| Norman Regional Hosp. Auth., 5.375%, 9/1/36 | 3,600 | 2,888 |
| Oklahoma County Fin. Auth., Epworth Villa, 5.875%, 4/1/30 | 3,335 | 2,852 |
| Oklahoma Dev. Fin. Auth., 7.25%, 2/1/16 (Prerefunded 2/1/12) (2) | 170 | 192 |
| | | 9,965 |
| **Oregon 1.0%** | | |
| Clackamas County Hosp. Fac. Auth., Legacy Health 5.50%, 7/15/35 | 1,500 | 1,565 |
| Deschutes County Hosp. Fac. Auth., Cascade Healthcare Community, 8.25%, 1/1/38 | 5,000 | 5,868 |
| Oregon Health & Sciences Univ., 5.75%, 7/1/39 | 3,000 | 3,157 |
| Western Generation Agency, Wauna Cogeneration 5.00%, 1/1/17 (7) | 2,885 | 2,735 |
| Western Generation Agency, Wauna Cogeneration 5.00%, 1/1/18 (7) | 3,185 | 2,982 |
| Western Generation Agency, Wauna Cogeneration 5.00%, 1/1/19 (7) | 1,125 | 1,043 |
| Western Generation Agency, Wauna Cogeneration 5.00%, 1/1/21 | 530 | 483 |
| | | 17,833 |
| **Pennsylvania 4.9%** | | |
| Allegheny County IDA, PCR, U.S. Steel, 6.50%, 5/1/17 | 7,250 | 7,641 |
| Bucks County IDA, Chandler Hall, 1st Mortgage Healthcare Facility, 6.20%, 5/1/19 | 1,275 | 1,219 |

| | | |
|---|---|---|
| West Shore Area Auth., Holy Spirit Hosp., 6.25%, 1/1/32 | 3,750 | 3,750 |
| | | 87,414 |
| **Puerto Rico 1.2%** | | |
| Puerto Rico Aqueduct & Sewer Auth., 6.00%, 7/1/44 | 5,000 | 5,071 |
| Puerto Rico Electric Power Auth., 5.50%, 7/1/38 | 2,250 | 2,272 |
| Puerto Rico Ind., Tourism, Ed., Medical & Environmental, AES Corp., 6.625%, 6/1/26 (1) | 1,720 | 1,735 |
| Puerto Rico Sales Tax Fin. Corp., 5.50%, 8/1/42 | 6,000 | 5,982 |
| Puerto Rico Sales Tax Fin. Corp., 6.50%, 8/1/44 | 6,000 | 6,492 |
| | | 21,552 |
| **Rhode Island 0.5%** | | |
| Central Falls Detention Fac. Corp., 7.25%, 7/15/35 | 11,000 | 9,426 |
| | | 9,426 |
| **South Carolina 2.2%** | | |
| Connector 2000 Assn., Toll Road, Zero Coupon, 1/1/11 (15) | 2,900 | 26 |
| Connector 2000 Assn., Toll Road, Zero Coupon, 1/1/31 (15) | 21,100 | 1,424 |
| Georgetown County, PCR, Int'l. Paper, 6.25%, 9/1/23 (1) | 2,000 | 2,002 |
| Lancaster County, Edenmoor Improvement Dist. 5.75%, 12/1/37 | 5,640 | 1,973 |
| Myrtle Beach Tax Increment, Air Force Base, 5.25%, 11/1/26 | 2,330 | 1,686 |
| Myrtle Beach Tax Increment, Air Force Base, 5.30%, 11/1/35 | 1,000 | 649 |
| Richland County, Int'l Paper, 4.60%, 9/1/12 | 2,000 | 2,026 |
| South Carolina Jobs Economic Dev. Auth., Bon Secours Health 5.625%, 11/15/30 (Prerefunded 11/15/12) (2) | 1,000 | 1,125 |
| South Carolina Jobs Economic Dev. Auth., Bon Secours Health 5.625%, 11/15/30 | 14,485 | 14,422 |
| South Carolina Public Service Auth., 5.50% 1/1/38 | 2,000 | 2,160 |
| Tobacco Settlement Management, Tobacco Industry 5.00%, 6/1/18 | 3,625 | 3,620 |

| | | |
|---|---|---|
| Tobacco Settlement Management, Tobacco Industry 6.00%, 5/15/22 (Prerefunded 5/15/10) (2) | 2,620 | 2,724 |
| York County, IDRB, Celanese, 5.70%, 1/1/24 (1) | 5,995 | 5,451 |
| | | 39,288 |
| **South Dakota 0.3%** | | |
| South Dakota HEFA, Sanford Health, 5.50%, 11/1/40 | 1,350 | 1,383 |
| South Dakota HEFA, Sanford Health, Sioux Valley Hosp. 5.50%, 11/1/31 | 3,500 | 3,556 |
| | | 4,939 |
| **Tennessee 2.8%** | | |
| Chattanooga Health, Ed. & Housing Fac. Board, CDFI Phase 1 5.50%, 10/1/20 | 2,840 | 2,578 |
| Chattanooga Health, Ed. & Housing Fac. Board, CDFI Phase 1 6.00%, 10/1/35 | 5,850 | 4,968 |
| Chattanooga Health, Ed. & Housing Fac. Board, CDFI Phase 1 5.125%, 10/1/35 | 3,370 | 2,756 |
| Knox County Health, Ed., & Housing Fac. Board, Covenant Health, Zero Coupon, 1/1/35 | 5,000 | 1,051 |
| Knox County Health, Ed., & Housing Fac. Board, Covenant Health, Zero Coupon, 1/1/36 | 4,500 | 885 |
| Knox County Health, Ed., & Housing Fac. Board, Covenant Health, Zero Coupon, 1/1/37 | 4,000 | 736 |
| Knox County Health, Ed., & Housing Fac. Board, Covenant Health, Zero Coupon, 1/1/38 | 5,000 | 857 |
| Knox County Health, Ed., & Housing Fac. Board, Covenant Health, Zero Coupon, 1/1/40 | 3,000 | 452 |
| Maury County Ind. Dev. Board, Solid Waste, 6.25%, 8/1/18 (Prerefunded 8/1/11) (1)(2) | 1,600 | 1,726 |
| Sullivan County Health, Ed. & Housing Fac., Wellmont Health 5.25%, 9/1/36 | 2,500 | 2,250 |
| Sullivan County Health, Ed. & Housing Fac., Wellmont Health 6.25%, 9/1/22 (Prerefunded 9/1/12) (2) | 1,160 | 1,326 |

| | | |
|---|---|---|
| Sullivan County Health, Ed. & Housing Fac., Wellmont Health 6.25%, 9/1/22 (Prerefunded 9/1/12) (2) | 1,940 | 2,218 |
| Tennessee Energy Acquisition Corp., Goldman Sachs 5.00%, 9/1/14 | 3,755 | 3,974 |
| Tennessee Energy Acquisition Corp., Goldman Sachs 5.00%, 9/1/16 | 9,540 | 9,790 |
| Tennessee Energy Acquisition Corp., Goldman Sachs 5.25%, 9/1/21 | 5,105 | 5,099 |
| Tennessee Energy Acquisition Corp., Goldman Sachs 5.25%, 9/1/22 | 1,320 | 1,309 |
| Tennessee Energy Acquisition Corp., Goldman Sachs 5.25%, 9/1/24 | 3,250 | 3,179 |
| Tennessee Energy Acquisition Corp., Goldman Sachs 5.25%, 9/1/26 | 5,280 | 5,110 |
| | | 50,264 |
| **Texas 7.9%** | | |
| Abilene Health Fac. Dev. Corp., Sears Methodist Retirement 5.875%, 11/15/18 | 2,750 | 2,437 |
| Abilene Health Fac. Dev. Corp., Sears Methodist Retirement 6.00%, 11/15/29 | 3,500 | 2,813 |
| Abilene Health Fac. Dev. Corp., Sears Methodist Retirement 7.00%, 11/15/33 | 4,250 | 3,744 |
| Austin Convention Enterprises, 5.75%, 1/1/34 (4) | 3,500 | 2,772 |
| Austin Convention Enterprises, 6.00%, 1/1/19 (4) | 1,000 | 937 |
| Austin Convention Enterprises, 6.00%, 1/1/20 (4) | 1,000 | 926 |
| Brazos River Auth., PCR, Texas Competitive Electric, 7.70% 4/1/33 (1) | 3,000 | 1,909 |
| Brazos River Auth., PCR, Texas Competitive Electric, 8.25% 5/1/33 (1)(4) | 10,000 | 6,762 |
| Brazos River Auth., PCR, Texas Competitive Electric 6.75%, 4/1/38 (Tender 4/1/13) (1) | 2,675 | 2,208 |
| Brazos River Harbor Navigation Dist., IDRB, Dow Chemcial, VR 5.95%, 5/15/33 (1) | 10,680 | 10,639 |
| Dallas-Fort Worth Airport, 5.00%, 11/1/23 | 1,250 | 1,317 |

| | | |
|---|---|---|
| Guadalupe-Blanco River Auth., IDRB, AEP Texas Central 5.625%, 10/1/17 | 5,000 | 5,309 |
| Gulf Coast IDA, Citgo Petroleum, 7.50%, 5/1/25 (Tender 10/1/12) (1) | 1,030 | 1,046 |
| Gulf Coast Waste Disposal Auth., Anheuser-Busch Companies 5.90%, 4/1/36 (1) | 6,750 | 6,791 |
| Gulf Coast Waste Disposal Auth., Waste Management 5.20%, 5/1/28 (1) | 4,000 | 3,949 |
| Harris County Health Fac. Dev. Corp., Memorial Hermann Healthcare, 7.00%, 12/1/27 | 1,000 | 1,127 |
| Harris County Health Fac. Dev. Corp., Memorial Hermann Healthcare, 7.25%, 12/1/35 | 2,150 | 2,413 |
| Houston Health Fac. Dev. Corp., Buckingham Senior Living Community, 7.00%, 2/15/23 (Prerefunded 2/15/14) (2) | 500 | 609 |
| Houston Health Fac. Dev. Corp., Buckingham Senior Living Community, 7.00%, 2/15/26 (Prerefunded 2/15/14) (2) | 1,500 | 1,826 |
| Matagorda County Navigation Dist. #1, PCR, Centerpoint Energy 5.95%, 5/1/30 (1) | 5,000 | 4,853 |
| Matagorda County Navigation Dist. #1, PCR, Central Power & Light, 6.30%, 11/1/29 | 3,500 | 3,798 |
| North Texas Tollway Auth., 5.75%, 1/1/40 | 12,000 | 12,358 |
| North Texas Tollway Auth., 5.75%, 1/1/40 | 2,985 | 3,074 |
| Port Corpus Christi Auth., Celanese, 6.70%, 11/1/30 (1) | 6,940 | 6,802 |
| Red River Auth., Celanese, 6.70%, 11/1/30 (1) | 3,590 | 3,519 |
| SA Energy Acquisition Public Fac. Corp., Goldman Sachs Gas Supply, 5.50%, 8/1/21 | 4,000 | 4,187 |
| Sabine River Auth., Texas Competitive Electric, 5.50%, 5/1/22 (Tender 11/1/11) | 6,175 | 5,870 |
| Sabine River Auth., Texas Competitive Electric 5.75%, 5/1/30 (Tender 11/1/11) (1) | 7,715 | 7,315 |
| Tarrant County Cultural Ed. Fac. Fin. Corp., Edgemere Project - Northwest Senior High School, 6.00%, 11/15/26 | 1,500 | 1,404 |
| Tarrant County Cultural Ed. Fac. Fin. Corp., Edgemere Project - Northwest Senior High School, 6.00%, 11/15/36 | 2,500 | 2,207 |

The accompanying notes are an integral part of these financial statements.

## Statement of Assets and Liabilities

($000s, except shares and per share amounts)

| | |
|---|---|
| **Assets** | |
| Investments in securities, at value (cost $1,822,837) | $ 1,743,009 |
| Interest receivable | 28,912 |
| Receivable for shares sold | 2,458 |
| Receivable for investment securities sold | 1,650 |
| Cash deposits on futures contracts | 300 |
| Cash | 48 |
| Other assets | 41 |
| Total assets | 1,776,418 |
| **Liabilities** | |
| Payable for investment securities purchased | 7,782 |
| Payable for shares redeemed | 1,017 |
| Investment management fees payable | 811 |
| Variation margin payable on futures contracts | 69 |
| Due to affiliates | 60 |
| Other liabilities | 2,983 |
| Total liabilities | 12,722 |
| **NET ASSETS** | $ 1,763,696 |
| **Net Assets Consist of:** | |
| Undistributed net investment income | $ 1,952 |
| Accumulated undistributed net realized loss | (27,635) |
| Net unrealized loss | (80,026) |
| Paid-in capital applicable to 165,251,698 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized | 1,869,405 |
| **NET ASSETS** | $ 1,763,696 |
| **NET ASSET VALUE PER SHARE** | $ 10.67 |

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Tax-Free High Yield Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open- end management investment company. The fund commenced operations on March 1, 1985. The fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term low- to upper-medium-grade municipal securities.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncements On March 1, 2009, the fund adopted new accounting guidance that requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance, and cash flows. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

In January 2010, new accounting guidance was issued that will require enhanced disclosures about fair value measurements in the financial statements; it is effective for fiscal years and interim periods beginning after December 15, 2009. Management expects that adoption of this guidance will have no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on February 28, 2010:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended February 28, 2010, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts. During the year ended February 28, 2010, the fund’s exposure to derivatives, based on underlying notional amounts, was generally between 0% and 2% of net assets.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. As of February 28, 2010, the fund held interest rate futures with cumulative unrealized loss of $198,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the year ended February 28, 2010, the fund recognized $146,000 of realized gain on Futures and a $198,000 change in unrealized loss on Futures related to its investments in interest rate derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty risk related to exchange-traded derivatives, including futures and options contracts, is minimal because the exchange’s clearinghouse provides protection against defaults. Additionally, for exchange-traded derivatives, each broker in its sole discretion may change margin requirements applicable to the fund.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At February 28, 2010, approximately 38% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in the market’s psychology. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Residual-Interest Bonds During the year ended February 28, 2010, the fund held residual-interest bonds (RIBs) purchased from third-party special purpose trusts, which securitize an underlying bond into RIBs and short-term floating rate bonds. RIBs generally are entitled to the cash flows of the underlying bond that remain after payment of amounts due to the floating rate bondholders and trust-related fees; they also generally have the right to acquire the underlying bond from the trust. RIBs can only be traded in accordance with Rule 144A of the Securities Act of 1933 and cannot be offered for public resale. Risks arise from changes in interest rates and the value of the underlying bond, and the sale of the RIBs may involve delay or additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $568,964,000 and $244,163,000, respectively, for the year ended February 28, 2010.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards. Reclassifications between income and gain relate primarily to the character of market discount at time of sale. For the year ended February 28, 2010, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended February 28, 2010 and February 28, 2009, totaled $86,466,000 and $75,481,000, respectively, and were characterized as tax-exempt income for tax purposes. At February 28, 2010, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the recognition of market discount amortization for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. The fund’s unused capital loss carryforwards as of February 28, 2010, expire: $8,610,000 in fiscal 2011, $61,000 in fiscal 2014, $6,657,000 in fiscal 2017 and $12,491,000 in fiscal 2018. In accordance with federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions realized between November 1 and the fund’s fiscal year end is deferred for tax purposes until the subsequent year (post-October loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 28, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended February 28, 2010, expenses incurred pursuant to these service agreements were $126,000 for Price Associates and $366,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Tax-Free High Yield Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Tax-Free High Yield Fund, Inc. (the “Fund”) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 13, 2010

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/28/10

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $84,988,000 which qualified as exempt-interest dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director, Vornado
1984	Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank
North America (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate develop-
ers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Norfolk Southern (2008
2003	to present); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
1992	Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 125 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[125]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of the
Board, all funds

Michael C. Gitlin	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
(1970)	International, Inc., and T. Rowe Price Global Investment Services
2010	Limited; formerly head of U.S. equity sales, head of Asia-Pacific sales
[39]	trading and cash equities, and head of international cash equities,
Citigroup Global Markets (2004 to 2007)

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Tax-Free High Yield Fund	Principal Occupation(s)

R. Lee Arnold, Jr., CFA, CPA (1970)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International, Inc.

M. Helena Condez (1962)	Vice President, T. Rowe Price
Assistant Vice President

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

James M. Murphy, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Investment Services, Inc., and T. Rowe Price
Services, Inc.

Chen Shao (1980)	Employee, T. Rowe Price; formerly Junior
Assistant Vice President	Accountant, News America Corporation, and
Reconciliation Associate, Cablevision
Corporation (to 2005)

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price
Assistant Vice President

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,879,000 and $1,922,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Free High Yield Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	April 16, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	April 16, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	April 16, 2010